EXHIBIT 3.2

FORM OF CLASS B COMMON STOCK CERTIFICATE

CERTIFICATE NUMBER XXXXXX	SHARES XXXXXX

CLASS B COMMON	CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS

ROYALTY FLOW INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that XXXXXX

is the owner of XXXXXX

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

Royalty Flow Inc.

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the certificate of incorporation and bylaws of the Corporation, as now or hereafter amended (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

_________________________ Chief Executive Officer	[Corporate seal]	Dated: DD-MM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,
By ______________
_________________________
Secretary		AUTHORIZED SIGNATURE

1

ROYALTY FLOW INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT -	_________Custodian __________ (Cost) (Minor)
under Uniform Gifts to Minors Act of _____________ (State)
TEN ENT	– as tenants by the entireties	UNIF TRF MIN ACT	_________Custodian _________ (Cost) (Minor)
under Uniform Transfers to Minors Act of ______________ (State)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_____________________________	Shares of the Class B Common Stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint

______________________________________________________________,

Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated _____________20 ______

Signature __________________

Signature	________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed: Medallion

Guarantee Stamp

The SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15

2